EXHIBIT 10.1


                           LOAN MODIFICATION AGREEMENT

         THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made and entered into to be effective as of December 10, 2009, by and among CENTAURUS ENERGY MASTER FUND, LP ("Lender"), a Delaware limited partnership, NATIONAL COAL CORPORATION ("Borrower"), a Tennessee corporation, NATIONAL COAL CORP. ("Holdings"), a Florida corporation, JACKSBORO COAL COMPANY, INC. ("Jacksboro"), a Tennessee corporation, and NC RAILROAD, INC. ("Railroad"), a Tennessee corporation for the purposes set forth herein (Holdings, Jacksboro and Railroad are hereinafter sometimes collectively referred to as "Guarantors"; and Borrower and Guarantors are hereinafter sometimes singly and collectively referred to as "Grantors").

                                 R E C I T A L S

         A. On or about April 9, 2009, Next View Partners, LLC ("Next View" or "Original Lender") made a loan to Borrower in the original principal amount of Ten Million Dollars and No/100 ($10,000,000.00) ("Loan"). The Loan is evidenced and secured by, among other documents, the following documents: (i) "Revolving Credit Agreement" ("Credit Agreement"), executed by Borrower, Holdings, and Next View, as Administrative Agent (in such capacity hereinafter referred to as the "Administrative Agent") and as Original Lender, dated as of April 9, 2009, (ii) "Revolving Note" ("Note") executed by Borrower, payable to the order of Original Lender, in the original principal amount of the Loan,
(iii) "Security and Guarantee Agreement" ("Security Agreement"), by and among Grantors and Administrative Agent, dated April 9, 2009, (iv) "Intercreditor
Agreement" (together with all amendments thereto, the "Intercreditor Agreement"), by and among Administrative Agent, Wells Fargo Bank, N.A. ("Trustee"), in its capacity as Trustee and Collateral Agent for the holders of the Second Lien Obligations (as defined therein), and acknowledged and agreed to by Borrower and Grantors, dated April 9, 2009, as amended by that certain "First Amendment to Intercreditor Agreement," dated on or about August 17, 2009 by and between the Administrative Agent and Trustee, (v) "Collateral Assignment of Agreements" ("Collateral Assignment"), executed by and between Borrower and in favor of Original Lender, dated April 9, 2009, (vi) "Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing," executed by Borrower, as grantor, for the benefit of Administrative Agent, recorded in (a) BK/PG: 1500/564-608, Register's Office of Anderson County, Tennessee, (b) BK/PG: T545/440-484, Register Office of Campbell County, Tennessee, and (c) BK/PG: 252/143, Register's Office of Scott County, Tennessee, (vii) "Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing", executed by Jacksboro, as grantor, for the benefit of Administrative Agent, recorded in BK/PG: T545/497-547, Register's Office of Campbell County, Tennessee, respectively (viii) "Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing" executed by Railroad, as grantor, for the benefit of Administrative Agent, recorded in (a) BK/PG: 1509/222-265, Register's


LOAN MODIFICATION AGREEMENT - PAGE 1


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Office of Anderson County, Texas, (b) BK/PG: T552/789-832,  Register's Office of
Campbell County, Tennessee, and (c) BK/PG: 255/1, Register's Office of Scott County, Tennessee, respectively, and (ix) "Memorandum of Security Agreement," dated on or about August 17, 2009, by and among Original Lender, Railroad, and
Borrower.  The  Credit  Agreement,   Note,  Security  Agreement,   each  of  the
above-referenced deeds of trust (collectively, the "Deeds of Trust"), Collateral Assignment, Intercreditor Agreement, and all other documents and instruments evidencing, securing or any manner relating to the Loan or hereinafter sometimes collectively referred to as the "Loan Documents."

         B. Prior to the execution of this Agreement, Lender has acquired from Original Lender all of Original Lender's rights, title and interest in and to the Loan, including, but not limited to, the Note and all other Loan Documents, and all liens and security interests held by Original Lender, securing payment of the Loan, and the Note is now payable to the order of Lender.

         C. Grantors have requested Lender modify the Loan, including extending the Maturity Date of the Note, and otherwise modifying the Loan as more particularly set forth herein, and Lender has agreed to renew and modify the Loan, subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CURRENT NOTE BALANCE. Notwithstanding anything contained herein or in the Loan Documents to the contrary, Borrower hereby acknowledges and confirms that (a) the original committed amount of the Loan was $10,000,000.00, (b) the current outstanding principal balance of the Loan is $3,000,000.00, and (c) the new face amount of the Note is now $5,000,000.00, and in no event shall Lender have the obligation to fund any principal under the Loan in excess of $5,000,000.00.

         2. TRANSFER LOAN. Grantors hereby acknowledge and confirm Lender has acquired all of Original Lender's rights to title of interest in and to the Loan and the Loan Documents, and all security interests, liens and warranties securing payment thereof, and Lender is the current holder of the Loan, Note and Loan Documents.

         3. MODIFICATION OF LOAN DOCUMENTS. Effective as of the date of this Agreement, the Loan Documents are hereby modified and amended as follows:

                  a. All references to "Lender," "Beneficiary," or any other defined term used to refer to Original Lender, as lender under the Loan Documents, shall now refer to Centaurus Energy Master Fund, LP.


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                  b.       Centaurus  Energy  Master  Fund,  LP, in  addition to
being Lender, has been assigned all rights, duties and obligations of Next View as Administrative Agent and, from this day forward, Centaurus Energy Master Fund, LP, when acting in such capacity as administrative agent, shall be deemed
the  "Administrative   Agent,"  with  all  such  attending  rights,  duties  and
obligations.

                  c. All references to Notice of Lender in the Loan Documents are hereby modified and amended to read in their entireties as follows: "Centaurus Energy Master Fund, LP, 3050 Post Oak Boulevard, Suite 850, Houston, Texas 77056, telephone number 832-615-8650, facsimile no. 713-554-1333."

                  d. The principal amount of the Loan and Note is hereby reduced to $5,000,000.00, and Lender shall have no obligation to fund any principal amount on the Loan in excess of $5,000,000.00. Accordingly, all references to the Revolving Note Amount of $10,000,000.00 are hereby modified and amended in their entireties to read as "$5,000,000.00." It is the intent of the parties that the Revolving Loan Facility, including references thereto in
Schedule 1 of the Credit Agreement, shall be $5,000,000.00. In no event shall Lender be obligated to any amount in excess of the $5,000,000.00 loan amount, including, but not limited to, pursuant to the provisions of Section 2.2.(b). of the Credit Agreement. Any Loan proceeds to be advanced after the date hereof shall be advanced pursuant to the terms of the Credit Agreement.

                  e.       The Maturity  Date of the Loan is hereby  extended to

December 15, 2010. Accordingly, all references to the "Maturity Date" in the Credit Agreement, and any other Loan Documents, shall mean December 15, 2010. No additional consent shall be required by any party to extend the Maturity Date to December 15, 2010. Borrower shall have no right to further extend the Maturity Date without the consent of Lender, which consent shall be Lender's sole and absolute discretion.

                  f.       Notwithstanding anything in the Loan Documents to the

contrary, interest on the unpaid principal balance of the Loan from day to day remaining shall from this date forward accrue at a rate of 15% per annum, simple interest, based on a 360-day year. Upon the occurrence of an Event of Default, sums due under the Note shall bear interest as provided in Section 2.5(b) of the Credit Agreement.

                  g.       The  minimum  coal  production  amounts  set forth in
Section 6.1(a) of the Credit Agreement, and the minimum coal shipments set forth in Section 6.1(b) of the Credit Agreement, are hereby amended as reflected on
Schedule 1 to this Agreement.

                  h. Loan proceeds drawn from time to time by Borrower under the Note and Credit Agreement may be used for Borrower's working capital and other general corporate purposes of Borrower, including payments of principal and interest on existing indebtedness of Borrower.


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         4.       CREDIT  EXTENSION FEE.  Contemporaneous  with the execution of this Agreement, Borrower shall pay to Lender a facility fee in the amount of $150,000.00 ("Facility Fee"). The Facility Fee shall be deemed fully earned upon the full execution of this Agreement. The Facility Fee is in addition to any other fees heretofore paid by Borrower under the Credit Agreement, including, but not limited to, the Commitment Fee heretofore paid by Borrower pursuant to
Section 2.7(a) of the Credit Agreement. Borrower shall have no obligation to pay to Lender any portion of the Commitment Fee not heretofore paid by Borrower to the Original Lender.

         5. CLOSING COSTS AND ATTORNEYS FEES. Contemporaneous with the full execution of this Agreement, Borrower shall pay all closing costs and third party fees and costs incurred by Lender associated with this transaction including, but not limited to, attorneys' fees, accountant fees, recording fees, title insurance premiums, and title company closing and escrow fees incurred by virtue of the Loan modification evidenced by this Agreement. Failure to pay the same when due or upon demand shall constitute a default under this Agreement and the Loan Documents.

         6. TITLE INSURANCE. At Lender's option and request, Borrower shall obtain and deliver to Lender, and pay the premium for, an endorsement to Lender's policy of title insurance (a) bringing the effective date of the policy current; (b) reflecting that no liens, encumbrances, or other matters subsequent to the Deeds of Trust have been recorded against the respective properties secured thereto; and (c) insuring the continuing priority of the Deeds of Trust as security for the Note, as modified, as a first and prior Deeds of Trust against the Mortgage Properties subject only to general taxes not yet delinquent, existing exceptions, and such other exceptions as Lender may consent to in writing.

         7. REPRESENTATIONS AND COVENANTS BY BORROWER AND GRANTORS. (i) Borrower and Grantors hereby represent, warrant and covenant to Lender as follows:

                  a. This Agreement is duly authorized, executed, and delivered by Borrower and constitutes a legal, valid, and binding obligation of Borrower, fully enforceable in accordance with the terms hereof. Borrower is a Tennessee corporation in existence.

                  b. This Agreement has been duly authorized, executed, and delivered by Holdings and constitutes a legal, valid, and binding obligation of Holdings, fully enforceable in accordance with the terms hereof. Holdings is a Florida corporation in existence.

                  c. This Agreement is duly authorized, executed, and delivered by Jacksboro and constitutes a legal, valid, and binding obligation of Borrower, fully enforceable in accordance with the terms hereof. Jacksboro is a Tennessee corporation in existence.


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                  d.       This  Agreement  is duly  authorized,  executed,  and
delivered by Railroad and constitutes a legal, valid, and binding obligation of Borrower, fully enforceable in accordance with the terms hereof. Railroad is a Tennessee corporation in existence.

                  e. Grantors are in strict and complete compliance with all the terms and conditions of the Loan Documents, as modified by this Agreement.

                  f. Grantors have no defenses to the payment of the Note, the performance of the strict terms of the Security Agreement, Deeds of Trust or other Loan Documents, or right of offset or claim against Lender. Grantors each specifically acknowledge and agree that Original Lender and Lender have performed each and all of its obligations, commitments, and agreements under the Loan Documents and all other agreements related to the indebtedness, both written and verbal, direct or implied, up to and including the date of this Agreement, that neither Original Lender nor Lender is in default in the observance or performance of any obligation, commitment, agreement, or covenant, expressed or implied, including, but not limited to, covenants of good faith and fair dealing, to be observed or performed by Original Lender or Lender under the foregoing, and that no facts exist and no event has occurred which now or hereafter will authorize Grantors to fail or refuse to abide by the terms of the Loan Documents, or form the basis, in whole or in part, for a claim or defense of any kind including, but not limited to, lack of good faith or fair dealing against Lender. In consideration of (i) the extension and modification of the Note, as herein provided, and (ii) the other benefits received by Grantors hereunder, Grantors each hereby RELEASE, RELINQUISH and forever DISCHARGE
Lender, as well as its predecessors, successors, assigns, agents, officers, directors, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Grantors may have against Lender and its predecessors, successors, assigns, agents, officers, directors, employees and representatives arising out of or with respect to (a) any right or power to bring any claim against Lender for usury or to pursue any cause of action against Lender based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost, or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions, or omissions of Lender, and its predecessors, successors, assigns, agents, officers, directors, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable law.


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                  g.       All real and  personal  property  taxes  and  special
assessments (as applicable) currently assessed against the Collateral and/or Mortgaged Properties have been paid in full, except for general taxes which are not yet delinquent.

                           (ii)     In addition to the above representations and
warranties, Grantors each hereby reaffirm and restate all representation and warranties heretofore made by such party in the Loan Documents, as of the date hereof. Grantors each hereby represent and warrant to Lender that all financial statements, asset schedules, accounts receivable schedules, and any and all other written information delivered to Lender by Grantors in connection with this Agreement are true and correct in all material respects, and, as to financial information, fairly represents the financial parties of the respective parties as of the date hereof and of its operations and cash flow for the period indicated therein, and have been prepared in accordance with GAAP applied consistently through the periods reflected therein.

                           (iii)    Guarantors   hereby  reaffirm  any  and  all
guaranty obligations as set forth in the Security Agreement, and, notwithstanding anything contained in the Loan Documents to the contrary, or seemingly to the contrary, each Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of all Obligations as and when the same shall be due payable, whether by lapse of time, by acceleration of maturity, maturity, or otherwise, until all Obligations have been paid in full, and hereby acknowledge and confirm that nothing contained herein shall be deemed to diminish, reduce or otherwise affect the guaranty obligations of each of the Guarantors contained in the Security Agreement.

         8. DEFAULT. Any default by Grantors under this Agreement (including any misrepresentation under Paragraph 7 above) shall also constitute an Event or Default under the Loan Documents. In the event of any default, Lender shall be entitled to exercise all of its remedies hereunder and under the Loan Documents, and at law or in equity. In addition, a default under certain Indenture, dated December 29, 2005 ("Indenture"), pursuant to which Borrower has issued its 10.5% Senior Secured Notes due, 2010, and Borrower's failure to cure such default within any notice and cure, if any, shall be deemed default hereunder and Event of Default under the Loan Documents.

         9. BANKRUPTCY. In the event that any of the Grantors should file for protection under the Bankruptcy Code, or if any involuntary proceeding under the Bankruptcy Code is commenced against Borrower, and an order of relief is entered, Lender shall be entitled to immediate relief from the automatic stay so that Lender may proceed with foreclosure of the Property and otherwise enforce its security interest in any of the Property owned in whole or in part by the debtor.

         10. NO FURTHER COMMITMENT. Grantors hereby acknowledge and agree that this Agreement modifies the Note, the Deeds of Trust, Security Agreement and the Loan Documents only to the extent and on the terms set forth herein, and this Agreement is not, nor shall it be, construed as a commitment by Lender to


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modify the Note, the Deeds of Trust,  or any of the Loan Documents  securing the
Note in any other respect. Borrower further agrees that it is precluded from claiming that any prior written or oral negotiations, discussions, comments, questions, or representations not specifically incorporated into this Agreement or the Loan Documents are binding upon Lender. Furthermore, none of the same shall in any manner whatsoever be deemed to modify or constitute a waiver of the rights and obligations of the parties as stated in the Loan Documents or this Agreement.

         11. FULL FORCE AND EFFECT. Except as otherwise modified herein, each and every provision of the Note, the Deeds of Trust, and all other Loan Documents shall be and remain in full force and effect. Borrower hereby reaffirms the Note, as modified hereby, and all of the indebtedness secured by the Deed of Trust and Loan Documents, and agrees to perform the obligations thereunder as they become due.

         12. SECURITY INSTRUMENTS. The Deeds of Trust, Security Agreement and all other Loan Documents shall continue to secure Borrower's obligations under the Note, as modified. Grantors hereby reaffirms all liens and security interests securing the Note as granted in the Loan Documents, including, without limitation, the Security Agreement and each of the Deeds of Trust, and acknowledge all of the same to be valid and subsisting first and prior liens and security interest encumbering the Collateral and Mortgaged Properties. Nothing contained in this Agreement shall be deemed to release, eliminate or reduce any such lien and security interests.

         13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and permitted assigns.

         14. FURTHER ASSURANCES. Borrower and Grantors agree to execute and deliver such documents and to perform such other acts, promptly upon request, as Lender requests and which are, in Lender's reasonable judgment, necessary or appropriate to effectuate the purposes of this Agreement. This Agreement and any memorandum hereof may be filed and recorded by Lender with any governmental agency or other public office.

         15. AMENDMENT. This Agreement may be modified, amended, changed, or terminated, in whole or in part, only by an agreement in writing duly authorized and executed by Borrower, Grantors and Lender.

         16. WAIVER. The waiver of any breach of any of the provisions of this Agreement by any party shall not constitute a continuing waiver or a waiver of any subsequent breach by said party either of the same or of another provision of this Agreement.


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         17.      EXCLUSIVE  AGREEMENT.   This  Agreement  contains  the  entire
agreement between the parties with respect to the modification of the Note, the Deeds of Trust, and the Loan Documents evidenced hereby and no statement, promise, or inducement made by any party or the agent of any party that is not contained in this Agreement shall be valid or binding.

         18. HEADINGS FOR CONVENIENCE ONLY. The paragraph headings, captions, and titles contained herein are intended for convenience and reference only and are not intended to define, limit, or describe the scope or intent of any provision of this Agreement.

         19. SEVERABILITY. Invalidation of any of the provisions of this Agreement or any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Agreement.

         20.      TIME  OF  THE  ESSENCE.   Time  is  of  the  essence  for  the
performance of each and every provision hereof.

         21. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

         22. LITIGATION. The parties hereto hereby stipulate and agree that any litigation regarding the Note or any instrument evidencing, relating to, or securing the indebtedness evidenced by the Note, including, but not limited to, this Agreement, shall be tried by the court having jurisdiction over the matter and the right to trial by jury is hereby expressly waived. In the event the Note is placed in the hands of an attorney for collection, or in the event a deficiency arises from a foreclosure, Lender will be entitled to collect a reasonable attorney's fee.

         23.      COUNTERPARTS/FACSIMILE   EXECUTION.   This  Agreement  may  be
executed in multiple identical separate counterparts and combined to make a fully executed Agreement. This Agreement may also be executed and delivered by facsimile and a facsimile executed copy will be deemed to constitute an original for all purposes, although the parties agree to provide to each other an original fully executed counterpart as soon as is practicable for purposes of recording an original in the appropriate Real Property Records.

         24. DEFINED TERMS. Any capitalized term used herein, but not defined herein, shall have that meaning as set forth in the Loan Documents.


             [Signatures follow on the page immediately hereafter.]


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year above first written.

                        LENDER AND ADMINISTRATIVE AGENT:

                        CENTAURUS ENERGY MASTER FUND, LP
                        By:      Centaurus Energy Management, LP,
                                 its Investment Manager

                                 By:      Centaurus Advisors, LLC
                                          its general partner

                                          By:      John D. Arnold
                                                   Sole Member

                                          By:      /S/ JOHN D. ARNOLD
                                                   -------------------------
                                                   John D. Arnold

                        BORROWER:

                        NATIONAL COAL CORPORATION
                        a Tennessee corporation


                        By:    /S/ MICHAEL R. CASTLE
                               ------------------------------------------------
                               Michael R. Castle, Senior Vice-President and CFO

                        GUARANTORS:

                        NATIONAL COAL CORP.
                        a Florida Corporation


                        By:    /S/ MICHAEL R. CASTLE
                               ------------------------------------------------
                        Its:      CFO
                               ------------------------------------------------


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                        JACKSBORO COAL COMPANY
                        a Tennessee corporation


                        By:    /S/ MICHAEL R. CASTLE
                               ------------------------------------------------
                        Its:      CFO
                               ------------------------------------------------

                        NC RAILROAD, INC.
                        a Tennessee corporation


                        By:    /S/ MICHAEL R. CASTLE
                               ------------------------------------------------
                               Michael R. Castle, Chief Financial Officer


LOAN MODIFICATION AGREEMENT - PAGE 10


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STATE OF TEXAS      ss.

                    ss.
COUNTY OF HARRIS    ss.

         Before me, ELIZABETH TAYLOR, a Notary Public of said County and State, personally appeared JOHN D. ARNOLD, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be SOLE MEMBER of Centaurus Advisors, LLC, general partner of Centaurus Energy Management, LP, Investment Manager of CENTAURUS ENERGY MASTER FUND, LP, the within named bargainor, and that he as such SOLE MEMBER, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his name as a SOLE MEMBER.

         WITNESS my hand and seal, at Office in HOUSTON, TX this 10TH day of December, 2009.

                                  /S/ ELIZABETH TAYLOR
                                  ------------------------------
                                  Notary Public

My commission expires: 6/24/2012



STATE OF TENNESSEE         ss.
                           ss.
COUNTY OF Knox    ss.

         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be CHIEF FINANCIAL OFFICER of NATIONAL COAL CORPORATION, a Tennessee corporation, the within named bargainor, and that he as such CHIEF FINANCIAL OFFICER, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his name as a CHIEF FINANCIAL OFFICER.

         WITNESS my hand and seal, at Office in KNOXVILLE this 9TH day of December, 2009.

                                  /S/ PAMELA G. STILES
                                  ------------------------------
                                  Notary Public

My commission expires: 5-1-2013


LOAN MODIFICATION AGREEMENT - PAGE 11

STATE OF TENNESSEE         ss.
                           ss.
COUNTY OF Knox    ss.

         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be CHIEF FINANCIAL OFFICER of NATIONAL COAL CORP., a Florida corporation, the within named bargainor, and that he as such CHIEF FINANCIAL OFFICER, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his name as a CHIEF FINANCIAL OFFICER.

         WITNESS my hand and seal, at Office in KNOXVILLE this 9TH day of December, 2009.

                                  /S/ PAMELA G. STILES
                                  ------------------------------
                                  Notary Public

My commission expires: 5-1-2013




STATE OF TENNESSEE         ss.
                           ss.
COUNTY OF Knox    ss.

         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be CHIEF FINANCIAL OFFICER of JACKSBORO COAL COMPANY, a Tennessee corporation, the within named bargainor, and that he as such CHIEF FINANCIAL OFFICER, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his name as a CHIEF FINANCIAL OFFICER.

         WITNESS my hand and seal, at Office in KNOXVILLE this 9TH day of December, 2009.

                                  /S/ PAMELA G. STILES
                                  ------------------------------
                                  Notary Public

My commission expires: 5-1-2013


LOAN MODIFICATION AGREEMENT - PAGE 12

STATE OF TENNESSEE         ss.
                           ss.
COUNTY OF Knox    ss.

         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be SECRETARY/CFO of NC RAILROAD, INC., a Tennessee corporation, the within named bargainor, and that he as such SECRETARY/CFO, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his name as a SECRETARY/CFO.

         WITNESS my hand and seal, at Office in KNOXVILLE this 9TH day of December, 2009.

                                  /S/ PAMELA G. STILES
                                  ------------------------------
                                  Notary Public

My commission expires: 5-1-2013


LOAN MODIFICATION AGREEMENT - PAGE 13

SCHEDULE 1


                             Minimum Coal Production

                  QUARTER ENDING               MINIMUM COAL PRODUCTION

          MARCH 31, 2010                            170,000 TONS
          --------------                            ------------

          JUNE 30, 2010                             170,000 TONS
          -------------                             ------------

          SEPTEMBER 30, 2010                        170,000 TONS
          ------------------                        ------------


                             Minimum Coal Shipments


                  QUARTER ENDING               MINIMUM COAL SHIPMENTS

          MARCH 31, 2010                            170,000 TONS
          --------------                            ------------

          JUNE 30, 2010                             170,000 TONS
          -------------                             ------------

          SEPTEMBER 30, 2010                        170,000 TONS
          ------------------                        ------------


LOAN MODIFICATION AGREEMENT - PAGE 14